SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                    FORM 8-K

                                  CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report:  November 7, 1996





                          AGOURON PHARMACEUTICALS, INC.
           (Exact name of registrant as specified in its charter)




        California                  0-15609                33-0061928
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)       Identification Number)



     10350 North Torrey Pines Road
         La Jolla, California                               92037
 (Address of principal executive offices)                 Zip Code


                                  (619) 622-3000
               (Registrant's telephone number, including area code)

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Item 5.     Other Events.

     On November 7, 1996, the Board of Directors of Agouron Pharmaceuticals, Inc. (the "Company") adopted a stockholder rights plan that contemplates the issuance of rights to purchase Series B Participating Preferred Stock to the Company's common shareholders of record as of November 21, 1996, as set forth in the form of Rights Agreement attached hereto as Exhibit 4.4.

Item 7.     Financial Statements and Exhibits.

     (c)     Exhibits.

          Exhibit Number

4.4 Form of Rights Agreement dated as of November 7, 1996 between Agouron Pharmaceuticals, Inc. and Chase Mellon Shareholder Services, L.L.C., including as Exhibit A the form of Certificate of Designation, Preferences and Rights of the Series B Participating Preferred Stock.

99.1     Form of Press Release dated November 8, 1996.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:     November 7, 1996

                                        AGOURON PHARMACEUTICALS, INC.


                                        By    /s/ Peter Johnson
                                             --------------------------------
                                                   Peter Johnson
                                                   President and
                                             Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.           Description                                    Page

   4.4 Form of Rights Agreement dated as of November 7, 1996 between Agouron Pharmaceuticals, Inc. and Chase Mellon Shareholder Services, L.L.C., including as Exhibit A the form of Certificate if Designation, Preferences and Rights of the Series B Participating Preferred Stock

   99.1               Form of Press Release dated November 8, 1996.


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